EXHIBIT 24.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in this Form S-8 registration statement of our report, dual dated March 20, 1996 and April 19, 1996, on the financial statements of Westmark Group Holdings, Inc., and to reference to our firm under the caption "experts" in the prospectus.

Aurora, Colorado
June 11, 1996
                                                  COMISKEY & COMPANY, A
                                                  PROFESSIONAL CORPORATION